Prospectus and Statement of Additional Information Supplement -- Jan. 16, 2004*

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                                                                              Prospectus Form #      SAI Form #
American Express(R) Variable Portfolio Funds (Oct. 30, 2003)                      S-6466-99 W        S-6466-20 W
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For AXP Variable Portfolio - Partners Small Cap Value Fund

Third Avenue Management LLC has informed American Express Financial Corporation of its intent to resign as subadviser to the Fund, effective on or before Feb. 20, 2004. Third Avenue will continue to manage a portion of the Fund's portfolio in the interim. Subject to the approval of the Fund's Board of Directors, and pursuant to the terms of exemptive relief the Fund has obtained which permits the Board to add new subadvisers, AEFC expects to recommend one or more subadvisers before Third Avenue's resignation is effective. In the interim, net flows into the Fund are being allocated to the two other subadvisers, Royce & Associates, LLC and Goldman Sachs Asset Management, L.P.

S-6466-31 A (1/04)

Valid until next update.

*Destroy Oct. 29, 2004